EXHIBIT 10.15

                              WAIVER AND AMENDMENT

                  WAIVER AND AMENDMENT, dated as of April 16, 1999 (this "Amendment") to the Registration Rights Agreement, dated as of January 8, 1998 (the "Registration Rights Agreement"), by and among Urstadt Biddle Properties Inc. (formerly "HRE Properties, Inc." and hereinafter referred to as the "Company"), Cobalt Capital LLC, Wells Fargo & Company and Retirement Plan of the Bank of New York Company, Inc. Capitalized terms used but not defined herein shall have the meanings given to them in the Registration Rights Agreement.

                               W I T N E S S E T H

                 WHEREAS, the Borrower and the Initial Purchasers have entered into the Registration Rights Agreement;

                  WHEREAS, the Initial Purchasers desire to waive certain of the obligations of the Company under the Registration Rights Agreement; and

                  WHEREAS, the Company and the Initial Purchasers wish to implement certain amendments to the Registration Rights Agreement.

                  NOW, THEREFORE, the parties hereto agree as follows:

1. Waiver of Section 2(a) of the Registration Rights Agreement. Section 2(a) of the Registration Rights Agreement, as such section exists before giving effect to the amendment set forth in Section 2 of this Amendment, is hereby waived. This waiver shall be limited precisely as drafted and shall not be construed to be an amendment or waiver of any other provision of the Registration Rights Agreement and shall be effective only in this specific instance.

  2.   Amendment  of Section 2(a) of the  Registration  Rights  Agreement.
       Section 2(a) of the
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Registration Rights Agreement is hereby amended to read in full as follows:

                  "(a) The Company shall prepare and file with the Commission a Registration Statement under the Securities Act relating to the offer and sale of the Registrable Securities and shall use its reasonable best efforts to cause the Commission to declare such Registration Statement to be effective under the Securities Act on or prior to January 8, 2000, all in accordance with the terms of this Agreement."


                  3. Miscellaneous. (1) The Registration Rights Agreement, as affected by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. On and after the effective date of this Amendment, each reference in the Registration Rights Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Registration Rights Agreement shall be a reference to the Registration Rights Agreement as amended by this Amendment.

(1) This Amendment may be executed in any number of counterparts, each of which shall be and shall be taken to be an original, and all such counterparts shall together constitute one and the same instrument.

(2) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.


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                  IN WITNESS  WHEREOF,  the Company  and the Initial  Purchasers
have caused this Amendment to be executed as of the date first above written.

                              URSTADT BIDDLE PROPERTIES INC.


                              By:_______________________________
                                     Name:
                                     Title:


                              COBALT CAPITAL LLC

                              By:  CGA Investment Management, Inc.
                                   as Asset Manager


                              By:  _____________________________
                                     Name:
                                     Title:

                              WELLS FARGO & COMPANY


                              By:_______________________________
                                      Name:
                                      Title:


                              RETIREMENT PLAN OF THE BANK OF NEW YORK
                              COMPANY, INC.

                              By:  The Bank of New York, as Trustee

                              By:________________________________
                                       Name:
                                       Title: